UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42779	85-2262564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Riverfront Drive, Suite A Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communicatios pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Notes Offering

On January 21, 2026, Uniti Group Inc. (“Uniti,” the “Company,” “we,” or “our”) issued a press release to announce the pricing of an offering of $1.0 billion aggregate principal amount of senior notes due 2032 (the “Notes”) by its subsidiaries, Uniti Services LLC (formerly Windstream Services, LLC) (“Uniti Services”), Uniti Fiber Holdings Inc., Uniti Group Finance 2019 Inc. and CSL Capital, LLC (together, the “Issuers”). The offering was increased by $500 million compared to the previously announced offering size of $500 million. The Notes will be issued at an issue price of 100.25%. The Notes will be guaranteed on a senior unsecured basis by the Company, Uniti Group LLC, Uniti Services’ immediate parent, and by each of Uniti Services’ restricted subsidiaries (other than the Issuers) that guarantees indebtedness under the Company’s senior secured credit facilities and the Company’s existing notes (except initially those subsidiaries that require regulatory approval prior to guaranteeing the Notes (such entities, the “regulated subsidiaries”)). The offering of the Notes is expected to close on February 4, 2026.

Within 60 days of the issuance of the Notes, Uniti Services will (or cause its applicable subsidiaries to) file to obtain regulatory approval to enable the regulated subsidiaries to guarantee the Notes, and it will use commercially reasonable efforts to obtain such approval. Upon the guarantee of the Notes by each of the regulated subsidiaries that guarantee the Issuers’ existing 8.625% senior notes due 2032, the Notes are expected to be mandatorily exchanged for 8.625% senior notes due 2032 issued as “additional notes” under the indenture dated as of June 24, 2025 among the Issuers, the guarantors party thereto and the trustee party thereto (the “2025 Indenture”). Any such additional notes are expected to be part of the same series as the existing 8.625% senior notes due 2032 issued under the 2025 Indenture, and are expected to have the same CUSIP number as, and be fungible with, the existing 8.625% senior notes due 2032 issued under the 2025 Indenture.

The Issuers intend to use the net proceeds from the offering of the Notes to repay borrowings under Uniti Services’ senior secured first lien term loan facility due 2031, together with related fees and expenses, and for general corporate purposes, which may include the repayment of outstanding debt and/or success-based capital expenditures.

The Notes and the additional notes, if any, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The Notes were offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and to persons other than U.S. persons in offshore transactions in compliance with Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions with respect to the future and management’s current expectations, involve certain risks and uncertainties, and are not guarantees. These forward-looking statements include, but are not limited to, statements regarding the offering of the Notes and use of proceeds therefrom. The words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “predicts” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the forward-looking statements. Future results may differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes. These forward-looking statements involve risks and uncertainties, known and unknown, that could cause events and results to differ materially from those in the forward-looking statements, including, without limitation: unanticipated difficulties or expenditures relating to the merger of Uniti and Windstream (the “Merger”); the risk that we fail to fully realize the potential benefits, expected synergies, efficiencies and cost savings from the Merger within the expected time period (if at all); our ability to generate sufficient cash flow to service our outstanding indebtedness and the covenants in our debt agreements, which could reduce funds available for business purposes and limit our operational flexibility; our ability to access debt and equity capital markets; competition and overbuilding in consumer service areas and general competition in business markets; continued loss of consumer households served and consumer high-speed internet customers; adverse impacts of inflation, higher interest rates, tariffs, trade restrictions, trade wars, federal government shutdown and the potential for economic slowdown on our employees, our business, the business of our consumers and other business partners and the global financial markets; risks related to various forms of regulation from the Federal Communications Commission, state regulatory commissions and other government entities and effects of unfavorable legal proceedings, government investigations, and complex and changing laws; changes in the U.S. tax law and other federal, state or local laws; our ability to retain our key management personnel; rapid changes in technology, which could affect our ability to compete; information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of data; the possibility that we may experience equipment failures, network damages, natural disasters, cyber-attacks or terrorist attacks for which our insurance may not provide adequate coverage; the risk that we fail to fully realize the potential benefits of or have difficulty in integrating the companies we acquire; other risks inherent in the communications industry and in the ownership of network systems, including potential liability relating to environmental matters; and additional risks set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Uniti and its predecessor’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the U.S. Securities and Exchange Commission as well as Uniti’s predecessor’s registration statement on Form S-4 dated February 12, 2025. The discussion of such risks is not an indication that any such risks have occurred at the time of this filing. The Company does not assume any obligation to update any forward-looking statements. Uniti expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements set forth in this Current Report on Form 8-K to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued January 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2026	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Senior Executive Vice President - General Counsel and Secretary